EXHIBIT 99.2



All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated. The information presented herein reflects discontinued

operations presentation for the spin-off of Ameriprise effective as of

September 30, 2005 and certain dispositions, and is revised from previously reported results.



(Preliminary)



                           AMERICAN EXPRESS COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME



(Millions)





                                                        Quarters Ended                            Years Ended

                                                         December 31,                             December 31,

                                                   -----------------------   Percentage     -----------------------     Percentage

                                                      2005         2004       Inc/(Dec)        2005         2004         Inc/(Dec)

                                                   ----------   ----------   ----------     ----------   ----------     ----------


Revenues

  Discount revenue                                 $    3,172   $    2,817         12.6%    $   11,730   $   10,249           14.4%

  Cardmember lending net finance charge

   revenue                                                703          560         25.5          2,580        2,224           16.1

  Net card fees                                           518          491          5.4          2,033        1,909            6.5

  Travel commissions and fees                             435          484        (10.1)         1,780        1,795           (0.8)

  Other commissions and fees                              640          616          4.0          2,456        2,284            7.2

  Securitization income, net                              295          325         (9.2)         1,260        1,132           11.4

  Other investment and interest income                    279          261          6.8          1,055          997            5.8

  Other                                                   395          349         13.3          1,373        1,374           (0.1)

                                                   ----------   ----------                  ----------   ----------

    Total                                               6,437        5,903          9.1         24,267       21,964           10.5

                                                   ----------   ----------                  ----------   ----------

Expenses

  Human resources                                       1,177        1,232         (4.4)         4,829        4,538            6.4

  Marketing, promotion, rewards

      and cardmember services                           1,581        1,420         11.2          5,841        4,965           17.6

  Provision for losses and benefits

       Charge card                                        290          240         21.1          1,038          833           24.7

       Cardmember lending                                 415          296         40.3          1,349        1,130           19.4

       Investment certificates and other                  108           71         52.1            386          301           27.8

                                                   ----------   ----------                  ----------   ----------

       Total                                              813          607         34.1          2,773        2,264           22.5

  Professional services                                   714          647         10.3          2,308        2,141            7.8

  Occupancy and equipment                                 390          379          2.9          1,428        1,353            5.6

  Interest                                                249          222         12.5            920          814           13.1

  Communications                                          115          120         (5.2)           457          474           (3.7)

  Other                                                   439          356         24.2          1,463        1,584           (7.5)

                                                   ----------   ----------                  ----------   ----------

    Total                                               5,478        4,983         10.0         20,019       18,133           10.4

                                                   ----------   ----------                  ----------   ----------

Pretax income from continuing operations

 before accounting change                                 959          920          4.2          4,248        3,831           10.9

Income tax provision                                      208          251        (17.4)         1,027        1,145          (10.4)

                                                   ----------   ----------                  ----------   ----------

Income from continuing operations before

 accounting change                                        751          669         12.2          3,221        2,686           19.9



Income/(Loss) from discontinued operations,

 net of tax                                                (6)         227             #           513          830          (38.2)

                                                   ----------   ----------                  ----------   ----------

Income before cumulative effect of accounting

 change                                                   745          896        (16.9)         3,734        3,516            6.2

Cumulative effect of accounting change                      -            -            -              -          (71)(A)           #

                                                   ----------   ----------                  ----------   ----------

Net income                                         $      745   $      896        (16.9)    $    3,734   $    3,445            8.4

                                                   ==========   ==========                  ==========   ==========




# - Denotes a variance of more than 100%.



(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax)

    associated with discontinued operations related to the January 1, 2004 adoption of SOP 03-1.

(Preliminary)



                          AMERICAN EXPRESS COMPANY

                   CONDENSED CONSOLIDATED BALANCE SHEETS



(Billions)





                                                       December 31,    December 31,

                                                           2005            2004

                                                       ------------    ------------


Assets

  Cash and cash equivalents                            $          7      $        8

  Accounts receivable                                            35              32

  Investments                                                    21              22

  Loans                                                          41              34

  Other assets                                                   10              11

  Assets of discontinued operations                               -              87

                                                       ------------    ------------

    Total assets                                       $        114    $        194

                                                       ============    ============



Liabilities and Shareholders' Equity

  Short-term debt                                      $         16    $         14

  Long-term debt                                                 31              33

  Other liabilities                                              56              50

  Liabilities of discontinued operations                          -              81

                                                       ------------    ------------

    Total liabilities                                           103             178

                                                       ------------    ------------



  Shareholders' Equity*                                          11              16

                                                       ------------    ------------

    Total liabilities and shareholders' equity         $        114    $        194

                                                       ============    ============




* Total Shareholders' Equity at December 31, 2004 includes discontinued

  operations reflected in the Company's historical Consolidated Financial

  Statements.

(Preliminary)



                          AMERICAN EXPRESS COMPANY

                              FINANCIAL SUMMARY



(Millions)





                                                        Quarters Ended                            Years Ended

                                                         December 31,                             December 31,

                                                   -----------------------   Percentage     -----------------------     Percentage

                                                      2005         2004       Inc/(Dec)        2005         2004         Inc/(Dec)

                                                   ----------   ----------   ----------     ----------   ----------     ----------


REVENUES

  U.S. Card Services                               $    3,177   $    2,811         13.1%    $   11,949   $   10,395           15.0%

  International Card & Global Commercial

   Services                                             2,340        2,265          3.2          9,038        8,429            7.2

  Global Network & Merchant Services                      745          703          6.0          2,842        2,639            7.8

                                                   ----------   ----------                  ----------   ----------

                                                        6,262        5,779          8.3         23,829       21,463           11.0

  Corporate & Other,

   including adjustments and eliminations                 175          124         44.0            438          501          (13.0)

                                                   ----------   ----------                  ----------   ----------



CONSOLIDATED REVENUES                              $    6,437   $    5,903          9.1     $   24,267   $   21,964           10.5

                                                   ==========   ==========                  ==========   ==========



PRETAX INCOME (LOSS) FROM CONTINUING OPERATIONS

  U.S. Card Services                               $      533   $      499          6.6     $    2,599   $    2,140           21.4

  International Card & Global Commercial

   Services                                               303          236         27.9          1,149        1,116            3.1

  Global Network & Merchant Services                      242          211         15.0            870          904           (3.7)

                                                   ----------   ----------                  ----------   ----------

                                                        1,078          946         13.8          4,618        4,160           11.0

  Corporate & Other                                      (119)         (26)            #          (370)        (329)          13.0

                                                   ----------   ----------                  ----------   ----------



PRETAX INCOME FROM CONTINUING OPERATIONS

BEFORE ACCOUNTING CHANGE                           $      959   $      920          4.2     $    4,248   $    3,831           10.9

                                                   ==========   ==========                  ==========   ==========



NET INCOME (LOSS)

  U.S. Card Services                               $      411   $      363         13.1     $    1,834   $    1,518           20.8

  International Card & Global Commercial

   Services                                               241          184         30.0            934          781           19.5

  Global Network & Merchant Services                      159          134         18.7            564          574           (1.9)

                                                   ----------   ----------                  ----------   ----------

                                                          811          681         18.8          3,332        2,873           15.9

  Corporate & Other                                       (60)         (12)            #          (111)        (187)         (41.4)

                                                   ----------   ----------                  ----------   ----------

  Income from continuing operations before

   accounting change                                      751          669         12.2          3,221        2,686           19.9



  Income/(Loss) from discontinued operations,

   net of tax                                              (6)         227             #           513          830          (38.2)

  Cumulative effect of accounting change                    -            -            -              -          (71)(A)           #

                                                   ----------   ----------                  ----------   ----------





NET INCOME                                         $      745   $      896        (16.9)    $    3,734   $    3,445            8.4

                                                   ==========   ==========                  ==========   ==========




# - Denotes a variance of more than 100%.



(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax)

    associated with discontinued operations related to the January 1, 2004 adoption of SOP 03-1.

(Preliminary)



                           AMERICAN EXPRESS COMPANY

                         FINANCIAL SUMMARY (CONTINUED)





                                                        Quarters Ended                            Years Ended

                                                         December 31,                             December 31,

                                                   -----------------------   Percentage     -----------------------     Percentage

                                                      2005         2004       Inc/(Dec)        2005         2004         Inc/(Dec)

                                                   ----------   ----------   ----------     ----------   ----------     ----------


EARNINGS PER COMMON SHARE



BASIC

      Income from continuing operations            $     0.61   $     0.54         13.0%    $     2.61   $     2.13           22.5%

      Income/(Loss) from discontinued operations        (0.01)        0.18             #          0.42         0.66          (36.4)%

      Cumulative effect of accounting change                -            -            -              -        (0.05)(A)           #

                                                   ----------   ----------                  ----------   ----------

      Net income                                   $     0.60   $     0.72        (16.7)%   $     3.03   $     2.74           10.6%

                                                   ==========   ==========                  ==========   ==========

      Average common shares outstanding (millions)      1,232        1,242         (0.8)%        1,233        1,259           (2.0)%

                                                   ==========   ==========                  ==========   ==========

DILUTED

      Income from continuing operations            $     0.60   $     0.53         13.2%    $     2.56   $     2.09           22.5%

      Income/(Loss) from discontinued operations        (0.01)        0.18             #          0.41         0.65          (36.9)%

      Cumulative effect of accounting change                -            -            -              -        (0.06)(A)           #

                                                   ----------   ----------                  ----------   ----------

      Net income                                   $     0.59   $     0.71        (16.9)%   $     2.97   $     2.68           10.8%

                                                   ==========   ==========                  ==========   ==========

      Average common shares outstanding (millions)      1,258        1,270         (1.0)%        1,258        1,285           (2.1)%

                                                   ==========   ==========                  ==========   ==========

Cash dividends declared per common share           $     0.12   $     0.12             -    $    0.48    $     0.44            9.1%

                                                   ==========   ==========                  ==========   ==========




                       SELECTED STATISTICAL INFORMATION





                                                        Quarters Ended                            Years Ended

                                                         December 31,                             December 31,

                                                   -----------------------   Percentage     -----------------------     Percentage

                                                      2005         2004       Inc/(Dec)        2005         2004         Inc/(Dec)

                                                   ----------   ----------   ----------     ----------   ----------     ----------


Return on average total shareholders' equity (B)         25.4%        22.0%                       25.4%        22.0%

Common shares outstanding (millions)                    1,241        1,249         (0.7)%        1,241        1,249           (0.7)%

Book value per common share*                       $     8.49   $    12.83        (33.8)%   $     8.49   $    12.83          (33.8)%

Shareholders' equity (billions)*                   $     10.5   $     16.0        (34.3)%   $     10.5   $     16.0          (34.3)%




# - Denotes a variance of more than 100%.



(A) Reflects a $109 million non-cash pretax charge ($71 million after-tax), or

$0.05 on a basic per share basis and $0.06 on a diluted per share basis,

associated with discontinued operations related to the January 1, 2004 adoption of SOP 03-1.



(B) Computed on a trailing 12-month basis using net income and total shareholders' equity (including discontinued operations) as included in the historical Consolidated Financial Statements prepared in accordance with GAAP.



* Total shareholders' equity and book value per common share amounts prior to

September 30, 2005 include discontinued operations reflected in the Company's historical Consolidated Financial Statements.

(Preliminary)



                          AMERICAN EXPRESS COMPANY

                      SELECTED STATISTICAL INFORMATION



(Billions, except percentages and where indicated)





                                                        Quarters Ended                            Years Ended

                                                         December 31,                             December 31,

                                                   -----------------------   Percentage     -----------------------     Percentage

                                                      2005         2004       Inc/(Dec)        2005         2004         Inc/(Dec)

                                                   ----------   ----------   ----------     ----------   ----------     ----------


Card billed business (A):

  United States                                    $       93   $       84         15.5%    $      350   $      305         16.2%

  Outside the United States                                39           32         13.0            134          111         17.1

                                                   ----------   ----------                  ----------   ----------

      Total                                        $      132   $      116         14.8     $      484   $      416         16.4

                                                   ==========   ==========                  ==========   ==========

Total cards-in-force (millions):

  United States                                          43.0         39.9          8.0%          43.0         39.9          8.0%

  Outside the United States                              28.0         25.5          9.6           28.0         25.5          9.6

                                                   ----------   ----------                  ----------   ----------

      Total                                              71.0         65.4          8.6           71.0         65.4          8.6

                                                   ==========   ==========                  ==========   ==========

Basic cards-in-force (millions):

  United States                                          32.8         30.3          8.2%          32.8         30.3          8.2%

  Outside the United States                              23.2         21.0         10.3           23.2         21.0         10.3

                                                   ----------   ----------                  ----------   ----------

      Total                                              56.0         51.3          9.1           56.0         51.3          9.1

                                                   ==========   ==========                  ==========   ==========

Average discount rate (B)                                2.54%        2.58%                       2.57%        2.60%

Average basic cardmember spending (dollars) (A)    $    2,778   $    2,589          7.3%    $   10,445   $    9,460         10.4%

Average fee per card  - managed (dollars) (A)      $       35   $       35            -%    $       35   $       34          2.9%

Travel sales                                       $      5.2   $      5.3         (3.5)%   $     20.6   $     19.9          3.5%

Travel commissions and fees/sales (C)                     8.4%         9.1%                        8.6%         9.0%

Worldwide Travelers Cheque and prepaid products:

  Sales                                            $      4.8   $      4.9         (1.5)%   $     19.7   $     19.9         (0.7)%

  Average outstanding                              $      6.9   $      7.0         (1.3)%   $      7.1   $      7.0          2.3%

  Average investments                              $      7.6   $      7.6          0.1%    $      7.8   $      7.5          3.9%

  Investment yield                                        5.1%         5.4%                        5.1%         5.4%

  Tax equivalent yield                                    7.9%         8.3%                        7.9%         8.4%

International banking

  Total loans                                      $      7.1   $      6.9          3.5%    $      7.1   $      6.9          3.5%

  Private banking holdings                         $     20.3   $     18.6          9.5%    $     20.3   $     18.6          9.5%




(A) Card billed business includes activities related to proprietary cards, cards issued under network partnership agreements, cash advances on proprietary cards and certain insurance fees charged on proprietary cards. Cards-in-force include proprietary cards and cards issued under network partnership agreements. Average basic cardmember spending and average fee per card are computed from proprietary card activities only.



(B) Computed as follows: Discount Revenue from all card spending (proprietary and Global Network Services) at merchants divided by all billed business

(proprietary and Global Network Services) generating discount revenue at such merchants. Only merchants acquired by the Company are included in the computation. Discount rates have been retrospectively adjusted on a historical basis from those previously disclosed, primarily to retain in the computation the Global Network Services partner portion of discount revenue, as well as the Company's portion of discount revenue.



(C)  Computed from information provided herein.

(Preliminary)



                           AMERICAN EXPRESS COMPANY

                 SELECTED STATISTICAL INFORMATION (CONTINUED)



(Billions, except percentages and where indicated)





                                                        Quarters Ended                            Years Ended

                                                         December 31,                             December 31,

                                                   -----------------------   Percentage     -----------------------     Percentage

                                                      2005         2004       Inc/(Dec)        2005         2004         Inc/(Dec)

                                                   ----------   ----------   ----------     ----------   ----------     ----------


Worldwide cardmember receivables:

  Total receivables                                $     34.2   $     31.1          9.9%    $     34.2   $     31.1          9.9%

  90 days past due as a % of total                        1.6%         1.8%                        1.6%         1.8%

  Loss reserves (millions):                        $      942   $      806         16.9%    $      942   $      806         16.9%

    % of receivables                                      2.8%         2.6%                        2.8%         2.6%

    % of 90 days past due                                 177%         146%                        177%         146%

  Net loss ratio as a % of charge volume                 0.29%        0.25%                       0.26%        0.26%



Worldwide cardmember lending - owned basis:

  Total loans                                      $     33.1   $     26.9         23.0%    $     33.1   $     26.9         23.0%

  30 days past due loans as a % of total                  2.5%         2.4%                        2.5%         2.4%

  Loss reserves (millions):

    Beginning balance                              $      952   $    1,008         (5.6)%   $      972   $      998         (2.6)%

      Provision                                           374          272         37.4          1,227        1,016         20.8

      Net write-offs                                     (323)        (254)        27.5         (1,155)      (1,040)       (11.1)

      Other                                                (7)         (54)       (87.5)           (48)          (2)           #

                                                   ----------   ----------                  ----------   ----------

    Ending balance                                 $      996   $      972          2.5     $      996   $      972          2.5

                                                   ==========   ==========                  ==========   ==========

    % of loans                                            3.0%         3.6%                        3.0%         3.6%

    % of past due                                         122%         151%                        122%         151%

  Average loans                                    $     31.0   $     26.2         18.5%    $     28.3   $     25.9         10.0%

  Net write-off rate                                      4.2%         3.9%                        4.1%         4.0%

  Net finance charge revenue*/average loans               9.0%         8.6%                        9.1%         8.6%



Worldwide cardmember lending - managed basis:

  Total loans                                      $     54.3   $     47.2         15.0%    $     54.3   $     47.2         15.0%

  30 days past due loans as a % of total                  2.4%         2.4%                        2.4%         2.4%

  Loss reserves (millions):

    Beginning balance                              $    1,401   $    1,537         (8.9)%   $    1,475   $    1,541         (4.3)%

      Provision                                           671          463         45.0          2,097        1,931          8.6

      Net write-offs                                     (596)        (471)       (26.7)        (2,055)      (1,957)        (5.0)

      Other                                                (7)         (54)       (87.5)           (48)         (40)        19.3

                                                   ----------   ----------                  ----------   ----------

    Ending balance                                 $    1,469   $    1,475         (0.4)    $    1,469   $    1,475         (0.4)

                                                   ==========   ==========                  ==========   ==========

    % of loans                                            2.7%         3.1%                        2.7%         3.1%

    % of past due                                         114%         129%                        114%         129%

  Average loans                                    $     51.9   $     46.5         11.7%    $     48.9   $     45.4          8.7%

  Net write-off rate                                      4.6%         4.1%                        4.2%         4.3%

  Net finance charge revenue*/average loans               9.4%         9.0%                        9.3%         9.0%




# - Denotes a variance of more than 100%.



* - Computed on an annualized basis.

(Preliminary)



                        AMERICAN EXPRESS COMPANY

                    CONSOLIDATED STATEMENTS OF INCOME



(Millions)





                                                                                       Quarters Ended

                                                          -------------------------------------------------------------------------

                                                          December 31,    September 30,    June 30,       March 31,    December 31,

                                                             2005             2005           2005           2005          2004

                                                          ------------    -------------   ----------     ----------    ------------


Revenues

  Discount revenue                                         $    3,172      $    2,945     $    2,941     $    2,672     $    2,817

  Cardmember lending net finance charge revenue                   703             648            637            592            560

  Net card fees                                                   518             511            506            498            491

  Travel commissions and fees                                     435             421            502            422            484

  Other commissions and fees                                      640             628            611            577            616

  Securitization income, net                                      295             353            296            316            325

  Other investment and interest income                            279             246            269            261            261

  Other                                                           395             316            328            334            349

                                                           ----------      ----------     ----------     ----------     ----------

    Total                                                       6,437           6,068          6,090          5,672          5,903

                                                           ----------      ----------     ----------     ----------     ----------

Expenses

  Human resources                                               1,177           1,197          1,268          1,187          1,232

  Marketing, promotion, rewards

      and cardmember services                                   1,581           1,492          1,445          1,323          1,420

  Provision for losses and benefits

       Charge card                                                290             299            234            215            240

       Cardmember lending                                         415             364            275            295            296

       Investment certificates and other                          108              76            123             79             71

                                                           ----------      ----------     ----------     ----------     ----------

       Total                                                      813             739            632            589            607

  Professional services                                           714             563            544            487            647

  Occupancy and equipment                                         390             346            356            336            379

  Interest                                                        249             238            232            201            222

  Communications                                                  115             112            113            117            120

  Other                                                           439             301            379            344            356

                                                           ----------      ----------     ----------     ----------     ----------

    Total                                                       5,478           4,988          4,969          4,584          4,983

                                                           ----------      ----------     ----------     ----------     ----------

Pretax income from continuing operations                          959           1,080          1,121          1,088            920

Income tax provision                                              208             215            261            343            251

                                                           ----------      ----------     ----------     ----------     ----------

Income from continuing operations                                 751             865            860            745            669



Income/(Loss) from discontinued operations, net of tax             (6)            165            153            201            227

                                                           ----------      ----------     ----------     ----------     ----------

Net income                                                 $      745      $    1,030     $    1,013     $      946     $      896

                                                           ==========      ==========     ==========     ==========     ==========


(Preliminary)



                        AMERICAN EXPRESS COMPANY

                            FINANCIAL SUMMARY



(Millions)





                                                                                       Quarters Ended

                                                          -------------------------------------------------------------------------

                                                          December 31,    September 30,    June 30,       March 31,    December 31,

                                                             2005             2005           2005           2005          2004

                                                          ------------    -------------   ----------     ----------    ------------


REVENUES

  U.S. Card Services                                       $    3,177      $    3,035     $    2,968     $    2,769     $    2,811

  International Card & Global Commercial Services               2,340           2,238          2,299          2,161          2,265

  Global Network & Merchant Services                              745             716            718            663            703

                                                           ----------      ----------     ----------     ----------     ----------

                                                                6,262           5,989          5,985          5,593          5,779

  Corporate & Other,

   including adjustments and eliminations                         175              79            105             79            124

                                                           ----------      ----------     ----------     ----------     ----------

CONSOLIDATED REVENUES                                      $    6,437      $    6,068     $    6,090     $    5,672     $    5,903

                                                           ==========      ==========     ==========     ==========     ==========

PRETAX INCOME (LOSS) FROM CONTINUING OPERATIONS

  U.S. Card Services                                       $      533      $      638     $      710     $      718     $      499

  International Card & Global Commercial Services                 303             325            263            258            236

  Global Network & Merchant Services                              242             214            244            170            211

                                                           ----------      ----------     ----------     ----------     ----------

                                                                1,078           1,177          1,217          1,146            946



  Corporate & Other                                              (119)            (97)           (96)           (58)           (26)

                                                           ----------      ----------     ----------     ----------     ----------

PRETAX INCOME FROM CONTINUING OPERATIONS                   $      959      $    1,080     $    1,121     $    1,088     $      920

                                                           ==========      ==========     ==========     ==========     ==========

NET INCOME (LOSS)

  U.S. Card Services                                       $      411      $      446     $      485     $      492     $      363

  International Card & Global Commercial Services                 241             254            237            202            184

  Global Network & Merchant Services                              159             141            154            110            134

                                                           ----------      ----------     ----------     ----------     ----------

                                                                  811             841            876            804            681



  Corporate & Other                                               (60)             24            (16)           (59)           (12)

                                                           ----------      ----------     ----------     ----------     ----------

  Income from continuing operations                               751             865            860            745            669



  Income/(Loss) from discontinued operations, net of

   tax                                                             (6)            165            153            201            227

                                                           ----------      ----------     ----------     ----------     ----------

NET INCOME                                                 $      745      $    1,030     $    1,013     $      946     $      896

                                                           ==========      ==========     ==========     ==========     ==========


(Preliminary)



                        AMERICAN EXPRESS COMPANY

                      FINANCIAL SUMMARY (CONTINUED)





                                                                                       Quarters Ended

                                                          -------------------------------------------------------------------------

                                                          December 31,    September 30,    June 30,       March 31,    December 31,

                                                             2005             2005           2005           2005          2004

                                                          ------------    -------------   ----------     ----------    ------------


EARNINGS PER COMMON SHARE



BASIC

      Income from continuing operations                    $     0.61      $     0.70     $     0.70     $     0.60     $     0.54

      Income/(Loss) from discontinued operations                (0.01)           0.14           0.12           0.16           0.18

                                                           ----------      ----------     ----------     ----------     ----------

      Net income                                           $     0.60      $     0.84     $     0.82     $     0.76     $     0.72

                                                           ==========      ==========     ==========     ==========     ==========

      Average common shares outstanding (millions)              1,232           1,229          1,231          1,239          1,242

                                                           ==========      ==========     ==========     ==========     ==========

DILUTED

      Income from continuing operations                    $     0.60      $     0.69     $     0.69     $     0.59     $     0.53

      Income/(Loss) from discontinued operations                (0.01)           0.13           0.12           0.16           0.18

                                                           ----------      ----------     ----------     ----------     ----------

      Net income                                           $     0.59      $     0.82     $     0.81     $     0.75     $     0.71

                                                           ==========      ==========     ==========     ==========     ==========

      Average common shares outstanding (millions)              1,258           1,254          1,254          1,264          1,270

                                                           ==========      ==========     ==========     ==========     ==========

Cash dividends declared per common share                   $     0.12      $     0.12     $     0.12     $     0.12     $     0.12

                                                           ==========      ==========     ==========     ==========     ==========




                       SELECTED STATISTICAL INFORMATION





                                                                                       Quarters Ended

                                                          -------------------------------------------------------------------------

                                                          December 31,    September 30,    June 30,       March 31,    December 31,

                                                             2005             2005           2005           2005          2004

                                                          ------------    -------------   ----------     ----------    ------------


Return on average total shareholders' equity (A)                 25.4%           24.2%          23.1%          22.8%          22.0%

Common shares outstanding (millions)                            1,241           1,239          1,240          1,245          1,249

Book value per common share*                               $     8.49      $     7.99     $    13.84     $    12.95     $    12.83

Shareholders' equity (billions)*                           $     10.5      $      9.9     $     17.2     $     16.1     $     16.0




(A) Computed on a trailing 12-month basis using net income and total shareholders' equity (including discontinued operations) as included in the

Consolidated Financial Statements prepared in accordance with GAAP.



* Total shareholders' equity and book value per common share amounts prior to

September 30, 2005 include discontinued operations reflected in the Company's historical Consolidated Financial Statements.

(Preliminary)



                           AMERICAN EXPRESS COMPANY

                       SELECTED STATISTICAL INFORMATION



(Billions, except percentages and where indicated)





                                                                                           Quarters Ended

                                                             ----------------------------------------------------------------------

                                                             December 31,    September 30,    June 30,    March 31,    December 31,

                                                                 2005            2005           2005        2005           2004

                                                             ------------    -------------    --------    ---------    ------------


Card billed business (A):

  United States                                              $         93    $          89    $     89    $      79    $         84

  Outside the United States                                            39               33          32           30              32

                                                             ------------    -------------    --------    ---------    ------------

      Total                                                  $        132    $         122    $    121    $     109    $        116

                                                             ============    =============    ========    =========    ============

Total cards-in-force (millions):

  United States                                                      43.0             42.0        41.0         40.3            39.9

  Outside the United States                                          28.0             27.0        26.3         25.8            25.5

                                                             ------------    -------------    --------    ---------    ------------

      Total                                                          71.0             69.0        67.3         66.1            65.4

                                                             ============    =============    ========    =========    ============

Basic cards-in-force (millions):

  United States                                                      32.8             31.9        31.1         30.6            30.3

  Outside the United States                                          23.2             22.4        21.8         21.3            21.0

                                                             ------------    -------------    --------    ---------    ------------

      Total                                                          56.0             54.3        52.9         51.9            51.3

                                                             ============    =============    ========    =========    ============



Average discount rate (B)                                            2.54%            2.57%       2.58%        2.60%           2.58%

Average quarterly basic cardmember spending (dollars) (A)    $      2,778    $       2,610    $  2,640    $   2,412    $      2,589

Average fee per card - managed (dollars) (A)                 $         35    $          35    $     35    $      35    $         35

Travel sales                                                 $        5.2    $         4.8    $    5.6    $     5.0    $        5.3

Travel commissions and fees/sales (C)                                 8.4%             8.7%        8.9%         8.4%            9.1%

Worldwide Travelers Cheque and prepaid products:

  Sales                                                      $        4.8    $         5.8    $    4.9    $     4.2    $        4.9

  Average outstanding                                        $        6.9    $         7.3    $    7.1    $     7.1    $        7.0

  Average investments                                        $        7.6    $         7.9    $    7.7    $     7.8    $        7.6

  Investment yield                                                    5.1%             5.1%        5.2%         5.2%            5.4%

  Tax equivalent yield                                                7.9%             7.8%        8.0%         8.0%            8.3%

International banking

  Total loans                                                $        7.1    $         6.9    $    7.0    $     7.0    $        6.9

  Private banking holdings                                   $       20.3    $        20.2    $   19.8    $    18.9    $       18.6




(A) Card billed business includes activities related to proprietary cards, cards issued under network partnership agreements, cash advances on proprietary cards and certain insurance fees charged on proprietary cards. Cards-in-force include proprietary cards and cards issued under network partnership agreements. Average basic cardmember spending and average fee per card are computed from proprietary card activities only.



(B)  Computed as follows: Discount Revenue from all card spending (proprietary and Global Network Services) at merchants divided by all billed business

(proprietary and Global Network Services) generating discount revenue at such merchants. Only merchants acquired by the Company are included in the computation. Discount rates have been retrospectively adjusted on a historical basis from those previously disclosed, primarily to retain in the computation the Global Network Services partner portion of discount revenue, as well as the Company's portion of discount revenue.



(C)  Computed from information provided herein.

(Preliminary)



                     AMERICAN EXPRESS COMPANY

           SELECTED STATISTICAL INFORMATION (CONTINUED)



(Billions, except percentages and where indicated)





                                                                                      Quarters Ended

                                                        --------------------------------------------------------------------------

                                                        December 31,     September 30,     June 30,     March 31,     December 31,

                                                            2005             2005            2005         2005            2004

                                                        ------------     -------------     --------     ---------     ------------


Worldwide cardmember receivables:

  Total receivables                                     $       34.2     $        31.9     $   31.5     $    30.0     $       31.1

  90 days past due as a % of total                               1.6%              1.7%         1.7%          1.9%             1.8%

  Loss reserves (millions):                             $        942     $         909     $    848     $     831     $        806

    % of receivables                                             2.8%              2.9%         2.7%          2.8%             2.6%

    % of 90 days past due                                        177%              173%         160%          147%             146%

  Net loss ratio as a % of charge volume                        0.29%             0.27%        0.25%         0.23%            0.25%



Worldwide cardmember lending - owned basis:

  Total loans                                           $       33.1     $        29.9     $   28.1     $    25.9     $       26.9

  30 days past due loans as a % of total                         2.5%              2.5%         2.4%          2.7%             2.4%

  Loss reserves (millions):

    Beginning balance                                   $        952     $         888     $    918     $     972     $      1,008

      Provision                                                  374               325          262           266              272

      Net write-offs                                            (323)             (280)        (285)         (267)            (254)

      Other                                                       (7)               19           (7)          (53)             (54)

                                                        ------------     -------------     --------     ---------     ------------

    Ending balance                                      $        996     $         952     $    888     $     918     $        972

                                                        ============     =============     ========     =========     ============

    % of loans                                                   3.0%              3.2%         3.2%          3.6%             3.6%

    % of past due                                                122%              128%         133%          134%             151%

  Average loans                                         $       31.0     $        28.3     $   27.5     $    26.3     $       26.2

  Net write-off rate                                             4.2%              4.0%         4.1%          4.1%             3.9%

  Net finance charge revenue*/average loans                      9.0%              9.2%         9.3%          9.0%             8.6%



Worldwide cardmember lending - managed basis:

  Total loans                                           $       54.3     $        50.6     $   48.8     $    46.3     $       47.2

  30 days past due loans as a % of total                         2.4%              2.4%         2.3%          2.6%             2.4%

  Loss reserves (millions):

    Beginning balance                                   $      1,401     $       1,367     $  1,419     $   1,475     $      1,537

      Provision                                                  671               510          445           471              463

      Net write-offs                                            (596)             (494)        (490)         (474)            (471)

      Other                                                       (7)               18           (7)          (53)             (54)

                                                        ------------     -------------     --------     ---------     ------------

    Ending balance                                      $      1,469     $       1,401     $  1,367     $   1,419     $      1,475

                                                        ============     =============     ========     =========     ============

    % of loans                                                   2.7%              2.8%         2.8%          3.1%             3.1%

    % of past due                                                114%              114%         121%          120%             129%

  Average loans                                         $       51.9     $        49.6     $   47.5     $    46.4     $       46.5

  Net write-off rate                                             4.6%              4.0%         4.1%          4.1%             4.1%

  Net finance charge revenue*/average loans                      9.4%              9.4%         9.2%          9.1%             9.0%




* - Computed on an annualized basis.

(Preliminary)



                              U.S. CARD SERVICES

                             STATEMENTS OF INCOME



(Millions)





                                                      Quarters Ended                           Year Ended

                                                        December 31,                           December 31,

                                                  -----------------------   Percentage    -----------------------   Percentage

                                                     2005         2004      Inc/(Dec)        2005         2004      Inc/(Dec)

                                                  ----------   ----------   ----------    ----------   ----------   ----------


Revenues:

  Discount revenue, net card fees and other       $    2,397   $    2,127         12.7%   $    8,897   $    7,893         12.7%

  Cardmember lending:

       Finance charge revenue                            685          455         50.8         2,408        1,776         35.6

       Interest expense                                  200           96             #          616          406         51.6

                                                  ----------   ----------                 ----------   ----------

             Net finance charge revenue                  485          359         35.5         1,792        1,370         30.8

  Securitization income, net                             295          325         (9.3)        1,260        1,132         11.3

                                                  ----------   ----------                 ----------   ----------

        Total                                          3,177        2,811         13.0        11,949       10,395         14.9

                                                  ----------   ----------                 ----------   ----------

Expenses:

  Marketing, promotion, rewards

      and cardmember services                          1,097          976         12.5         3,911        3,325         17.7

  Provision for losses                                   509          386         31.7         1,676        1,508         11.1

  Human resources and other operating expenses         1,038          950          9.3         3,763        3,422         10.0

                                                  ----------   ----------                 ----------   ----------

        Total                                          2,644        2,312         14.4         9,350        8,255         13.3

                                                  ----------   ----------                 ----------   ----------

Pretax segment income                                    533          499          6.6         2,599        2,140         21.4

Income tax provision                                     122          136        (11.0)          765          622         22.9

                                                  ----------   ----------                 ----------   ----------

Segment income                                    $      411   $      363         13.1    $    1,834   $    1,518         20.7

                                                  ==========   ==========                 ==========   ==========




# - Denotes a variance of more than 100%.

(Preliminary)



                              U.S. CARD SERVICES

                        SELECTED FINANCIAL INFORMATION



Quarters Ended December 31,

(Millions)





                                                      GAAP Basis                    Securitization Effect    Tax Equivalent Effect

                                                  -----------------   Percentage    ---------------------    ---------------------

                                                   2005      2004     Inc/(Dec)       2005        2004         2005        2004

                                                  -------   -------   ----------    --------    ---------    ---------   ---------


Revenues:

  Discount revenue, net card fees and other       $ 2,397   $ 2,127         12.7%   $     53    $      54    $      56   $      57

  Cardmember lending:

       Finance charge revenue                         685       455         50.8         744          621

       Interest expense                               200        96             #        226          132

                                                  -------   -------                 --------    ---------

             Net finance charge revenue               485       359         35.5         518          489

  Securitization income, net                          295       325         (9.3)       (295)        (325)

                                                  -------   -------                 --------    ---------    ---------   ---------

        Total                                       3,177     2,811         13.0         276          218           56          57

                                                  -------   -------                 --------    ---------    ---------   ---------

Expenses:

  Marketing, promotion, rewards

      and cardmember services                       1,097       976         12.5          (6)           -

  Provision for losses                                509       386         31.7         287          218

  Human resources and other operating expenses      1,038       950          9.3          (5)           -

                                                  -------   -------                 --------    ---------

        Total                                       2,644     2,312         14.4    $    276    $     218

                                                  -------   -------                 --------    ---------    ---------   ---------

Pretax segment income                                 533       499          6.6                                    56          57

Income tax provision                                  122       136        (11.0)                            $      56   $      57

                                                  -------   -------                                          ---------   ---------

Segment income                                    $   411   $   363         13.1

                                                  =======   =======




                                                    Managed Basis

                                                  -----------------   Percentage

                                                   2005      2004     Inc/(Dec)

                                                  -------   -------   ----------


Revenues:

  Discount revenue, net card fees and other       $ 2,506   $ 2,238         11.9%

  Cardmember lending:

       Finance charge revenue                       1,429     1,076         32.9

       Interest expense                               426       228         86.8

                                                  -------   -------

             Net finance charge revenue             1,003       848         18.4

  Securitization income, net                            -         -            -

                                                  -------   -------

        Total                                       3,509     3,086         13.7

                                                  -------   -------

Expenses:

  Marketing, promotion, rewards

      and cardmember services                       1,091       976         11.9

  Provision for losses                                796       604         31.7

  Human resources and other operating expenses      1,033       950          8.9

                                                  -------   -------

        Total                                       2,920     2,530         15.5

                                                  -------   -------

Pretax segment income                                 589       556          5.7

Income tax provision                              $   178   $   193         (8.1)

                                                  -------   -------

Segment income




The tables above reconcile the GAAP basis for certain income statement line items to the managed basis information, where different. Securitization income, net represents the non-credit provision components of the net gains and charges from securitization activities, the amortization and related impairment charges, if any, of the related interest-only strip, excess spread related to securitized loans, net finance charge revenue on retained interests in securitized loans and servicing income, net of related discounts or fees.

Management views any net gains from securitizations as discretionary benefits to be used for card acquisition expenses, which are reflected in both marketing, promotion, rewards and cardmember services expenses and other operating expenses. Consequently, the managed Selected Financial Information above for the quarters ended December 31, 2005 and 2004 assumes that gains from new issuances and charges from the amortization and maturities of outstanding lending securitization transactions of $11 million are offset by higher marketing, promotion, rewards and cardmember services expenses of $6 million and other operating expenses of $5 million. Accordingly, the incremental expenses, as well as the impact of this net activity, have been eliminated.



The tax equivalent effect represents an increase to interest income recorded to enable management to evaluate tax exempt investments on a basis consistent with taxable investment securities. On a GAAP basis, interest income associated with tax exempt investments is recorded based on amounts earned.

Accordingly, the managed Selected Financial Information above for the quarters ended December 31, 2005 and 2004 assumes that tax exempt securities earned income at rates as if the securities produced taxable income with a corresponding increase in the provision for income taxes.



# - Denotes a variance of more than 100%.

(Preliminary)



                              U.S. CARD SERVICES

                        SELECTED FINANCIAL INFORMATION



Years Ended December 31,

(Millions)





                                                      GAAP Basis                   Securitization Effect    Tax Equivalent Effect

                                                  -----------------   Percentage   ---------------------    ---------------------

                                                   2005      2004     Inc/(Dec)      2005        2004         2005        2004

                                                  -------   -------   ----------   ---------    -------     --------   ----------


Revenues:

  Discount revenue, net card fees and other       $ 8,897   $ 7,893         12.7%  $     210    $    210    $    226   $      228

  Cardmember lending:

       Finance charge revenue                       2,408     1,776         35.6       2,692       2,222

       Interest expense                               616       406         51.6         739         384

                                                  -------   -------                ---------    --------

             Net finance charge revenue             1,792     1,370         30.8       1,953       1,838

  Securitization income, net                        1,260     1,132         11.3      (1,260)     (1,132)

                                                  -------   -------                ---------    --------    --------   ----------

        Total                                      11,949    10,395         14.9         903         916         226          228

                                                  -------   -------                ---------    --------    --------   ----------

Expenses:

  Marketing, promotion, rewards

      and cardmember services                       3,911     3,325         17.7         (13)        (16)

  Provision for losses                              1,676     1,508         11.1         924         942

  Human resources and other operating expenses      3,763     3,422         10.0          (8)        (10)

                                                  -------   -------                ---------    --------

        Total                                       9,350     8,255         13.3   $     903    $    916

                                                  -------   -------                ---------    --------    --------   ----------

Pretax segment income                               2,599     2,140         21.4                                 226          228

Income tax provision                                  765       622         22.9                            $    226   $      228

                                                  -------   -------                                         --------   ----------

Segment income                                    $ 1,834   $ 1,518         20.7

                                                  =======   =======




                                                    Managed Basis

                                                  -----------------   Percentage

                                                   2005      2004     Inc/(Dec)

                                                  -------   -------   ----------


Revenues:

  Discount revenue, net card fees and other       $ 9,333   $ 8,331         12.0%

  Cardmember lending:

       Finance charge revenue                       5,100     3,998         27.6

       Interest expense                             1,355       790         71.4

                                                  -------   -------

             Net finance charge revenue             3,745     3,208         16.8

  Securitization income, net                            -         -            -

                                                  -------   -------

        Total                                      13,078    11,539         13.3

                                                  -------   -------

Expenses:

  Marketing, promotion, rewards

      and cardmember services                       3,898     3,309         17.8

  Provision for losses                              2,600     2,450          6.1

  Human resources and other operating expenses      3,755     3,412         10.1

                                                  -------   -------

        Total                                      10,253     9,171         11.8

                                                  -------   -------

Pretax segment income                               2,825     2,368         19.2

Income tax provision                              $   991   $   850         16.6

                                                  -------   -------

Segment income




The tables above reconcile the GAAP basis for certain income statement line items to the managed basis information, where different. Securitization income, net represents the non-credit provision components of the net gains and charges from securitization activities, the amortization and related impairment charges, if any, of the related interest-only strip, excess spread related to securitized loans, net finance charge revenue on retained interests in securitized loans and servicing income, net of related discounts or fees.

Management views any net gains from securitizations as discretionary benefits to be used for card acquisition expenses, which are reflected in both marketing, promotion, rewards and cardmember services expenses and other operating expenses. Consequently, the managed Selected Financial Information above for the years ended December 31, 2005 and 2004 assumes that gains from new issuances and charges from the amortization and maturities of outstanding lending securitization transactions of $21 million and $26 million,

respectively, are offset by higher marketing, promotion, rewards and cardmember services expenses of $13 million and $16 million, respectively, and other operating expenses of $8 million and $10 million, respectively.

Accordingly, the incremental expenses, as well as the impact of this net activity, have been eliminated.



The tax equivalent effect represents an increase to interest income recorded to enable management to evaluate tax exempt investments on a basis consistent with taxable investment securities. On a GAAP basis, interest income associated with tax exempt investments is recorded based on amounts earned.

Accordingly, the managed Selected Financial Information above for the years ended December 31, 2005 and 2004 assumes that tax exempt securities earned income at rates as if the securities produced taxable income with a corresponding increase in the provision for income taxes.

(Preliminary)



                   U.S. CARD SERVICES

             SELECTED FINANCIAL INFORMATION



Quarters Ended

(Millions)





                                                               GAAP Basis           Securitization Effect

                                                       ------------------------   -------------------------

                                                       September 30,   June 30,   September 30,    June 30,

                                                           2005          2005         2005          2005

                                                       -------------   --------   -------------    --------


Revenues:

  Discount revenue, net card fees and other            $       2,224   $  2,225   $          53    $     51

  Cardmember lending:

       Finance charge revenue                                    614        587             721         618

       Interest expense                                          156        140             209         164

                                                       -------------   --------   -------------    --------

             Net finance charge revenue                          458        447             512         454

  Securitization income, net                                     353        296            (353)       (296)

                                                       -------------   --------   -------------    --------

        Total                                                  3,035      2,968             212         209

                                                       -------------   --------   -------------    --------

Expenses:

  Marketing, promotion, rewards

      and cardmember services                                  1,003        974              (2)         (1)

  Provision for losses                                           458        367             215         210

  Human resources and other operating expenses                   936        917              (1)          -

                                                       -------------   --------   -------------    --------

        Total                                                  2,397      2,258   $         212    $    209

                                                       -------------   --------   -------------    --------

Pretax segment income                                            638        710

Income tax provision                                             192        225

                                                       -------------   --------

Segment income                                         $         446   $    485

                                                       =============   ========




                                                         Tax Equivalent Effect          Managed Basis

                                                       ------------------------   ------------------------

                                                       September 30,   June 30,   September 30,   June 30,

                                                           2005          2005         2005          2005

                                                       -------------   --------   -------------   --------


Revenues:

  Discount revenue, net card fees and other            $          56   $     57   $       2,333   $  2,333

  Cardmember lending:

       Finance charge revenue                                                             1,335      1,205

       Interest expense                                                                     365        304

                                                                                  -------------   --------

             Net finance charge revenue                                                     970        901

  Securitization income, net                                                                  -          -

                                                       -------------   --------   -------------   --------

        Total                                                     56         57           3,303      3,234

                                                       -------------   --------   -------------   --------

Expenses:

  Marketing, promotion, rewards

      and cardmember services                                                             1,001        973

  Provision for losses                                                                      673        577

  Human resources and other operating expenses                                              935        917

                                                                                  -------------   --------

        Total                                                                             2,609      2,467

                                                       -------------   --------   -------------   --------

Pretax segment income                                             56         57             694        767

Income tax provision                                   $          56   $     57   $         248   $    282

                                                       -------------   --------   -------------   --------

Segment income






The tables above reconcile the GAAP basis for certain income statement line items to the managed basis information, where different. Securitization income, net represents the non-credit provision components of the net gains and charges from securitization activities, the amortization and related impairment charges, if any, of the related interest-only strip, excess spread related to securitized loans, net finance charge revenue on retained interests in securitized loans and servicing income, net of related discounts or fees.

Management views any net gains from securitizations as discretionary benefits to be used for card acquisition expenses, which are reflected in both marketing, promotion, rewards and cardmember services expenses and other operating expenses. Consequently, the managed Selected Financial Information above for the quarters ended September 30, 2005 and June 30, 2005 assumes that gains from new issuances and charges from the amortization and maturities of outstanding lending securitization transactions of $3 million and $1 million,

respectively, are offset by higher marketing, promotion, rewards and cardmember services expenses of $2 million and $1 million, respectively, and other operating expenses of $1 million and nil, respectively. Accordingly, the incremental expenses, as well as the impact of this net activity, have been eliminated.



The tax equivalent effect represents an increase to interest income recorded to enable management to evaluate tax exempt investments on a basis consistent with taxable investment securities. On a GAAP basis, interest income associated with tax exempt investments is recorded based on amounts earned.

Accordingly, the managed Selected Financial Information above for the quarters ended September 30, 2005 and June 30, 2005 assumes that tax exempt securities earned income at rates as if the securities produced taxable income with a corresponding increase in the provision for income taxes.

(Preliminary)



                              U.S. CARD SERVICES

                        SELECTED FINANCIAL INFORMATION



Quarter Ended

(Millions)





                                                 GAAP Basis   Securitization Effect    Tax Equivalent Effect   Managed Basis

                                                 ----------   ---------------------    ---------------------   -------------

                                                  March 31,         March 31,                March 31,           March 31,

                                                    2005              2005                     2005                2005

                                                 ----------   ---------------------    ---------------------   -------------


Revenues:

  Discount revenue, net card fees and other      $    2,051   $                  53    $                  57   $       2,161

  Cardmember lending:

     Finance charge revenue                             522                     609                                    1,131

     Interest expense                                   120                     140                                      260

                                                 ----------   ---------------------                            -------------

        Net finance charge revenue                      402                     469                                      871

  Securitization income, net                            316                    (316)                                       -

                                                 ----------   ---------------------    ---------------------   -------------

      Total                                           2,769                     206                       57           3,032

                                                 ----------   ---------------------    ---------------------   -------------

Expenses:

  Marketing, promotion, rewards

      and cardmember services                           837                      (4)                                     833

  Provision for losses                                  342                     212                                      554

  Human resources and other operating expenses          872                      (2)                                     870

                                                 ----------   ---------------------                            -------------

      Total                                           2,051   $                 206                                    2,257

                                                 ----------   ---------------------    ---------------------   -------------

Pretax segment income                                   718                                               57             775

Income tax provision                                    226                            $                  57   $         283

                                                 ----------                            ---------------------   -------------

Segment income                                   $      492

                                                 ==========




The tables above reconcile the GAAP basis for certain income statement line items to the managed basis information, where different. Securitization income, net represents the non-credit provision components of the net gains and charges from securitization activities, the amortization and related impairment charges, if any, of the related interest-only strip, excess spread related to securitized loans, net finance charge revenue on retained interests in securitized loans and servicing income, net of related discounts or fees.

Management views any net gains from securitizations as discretionary benefits to be used for card acquisition expenses, which are reflected in both marketing, promotion, rewards and cardmember services expenses and other operating expenses. Consequently, the managed Selected Financial Information above for the quarter ended March 31, 2005 assumes that gains from new issuances and charges from the amortization and maturities of outstanding lending securitization transactions of $6 million are offset by higher marketing, promotion, rewards and cardmember services expenses of $4 million and other operating expenses of $2 million. Accordingly, the incremental expenses, as well as the impact of this net activity, have been eliminated.



The tax equivalent effect represents an increase to interest income recorded to enable management to evaluate tax exempt investments on a basis consistent with taxable investment securities. On a GAAP basis, interest income associated with tax exempt investments is recorded based on amounts earned.

Accordingly, the managed Selected Financial Information above for the quarter ended March 31, 2005 assumes that tax exempt securities earned income at rates as if the securities produced taxable income with a corresponding increase in the provision for income taxes.

(Preliminary)



                              U.S. CARD SERVICES

                       SELECTED STATISTICAL INFORMATION



(Billions, except percentages and where indicated)





                                                        Quarters Ended                              Years Ended

                                                         December 31,                               December 31,

                                                   ------------------------    Percentage     -----------------------   Percentage

                                                      2005          2004       Inc/(Dec)        2005          2004      Inc/(Dec)

                                                   ----------    ----------    ----------     ---------    ----------   ----------


Card billed business:                              $       81    $       70          15.8%    $     293    $     252         16.3%

Total cards-in-force (millions):                         37.5          35.0           7.2          37.5         35.0          7.2

Basic cards-in-force (millions):                         27.7          25.7           7.5          27.7         25.7          7.5

Average basic cardmember spending (dollars)        $    2,945    $    2,734           7.7%    $  10,996    $  10,118          8.7%



U.S. Consumer Travel

  Travel sales                                     $      0.5    $      0.3          35.7%    $     1.9    $     1.5         29.2%

  Travel commissions and fees/sales                       8.4%          8.9%                        8.7%         8.9%



Worldwide Travelers Cheque and prepaid products:

  Sales                                            $      4.8    $      4.9          (1.5)%   $    19.7    $    19.9         (0.7)%

  Average outstanding                              $      6.9    $      7.0          (1.3)%   $     7.1    $     7.0          2.3%

  Average investments                              $      7.6    $      7.6           0.1%    $     7.8    $     7.5          3.9%

  Investment yield                                        5.1%          5.4%                        5.1%         5.4%

  Tax equivalent yield                                    7.9%          8.3%                        7.9%         8.4%



Total segment assets                               $     74.0    $     58.3          27.0%    $    74.0    $    58.3         27.0%

Segment capital                                    $      5.1    $      4.5          14.2%    $     5.1    $     4.5         14.2%

Return on segment capital (A)                            39.3%         38.2%                       39.3%        38.2%



Cardmember receivables:

  Total receivables                                $     19.2    $     17.4          10.6%    $    19.2    $    17.4         10.6%

  90 days past due as a % of total                        1.8%          2.0%                        1.8%         2.0%

  Net loss ratio as a % of charge volume                 0.38%         0.29%                       0.30%        0.30%



Cardmember lending - owned basis:

  Total loans                                      $     24.8    $     19.6          26.7%    $    24.8    $    19.6         26.7%

  30 days past due loans as a % of total                  2.3%          2.4%                        2.3%         2.4%

  Average loans                                    $     23.2    $     18.1          28.2%    $    21.0    $    17.9         17.3%

  Net write-off rate                                      4.1%          3.7%                        3.9%         3.9%

  Net finance charge revenue*/average loans               8.4%          7.9%                        8.5%         7.7%



Cardmember lending - managed basis:

  Total loans                                      $     46.0    $     39.9          15.4%    $    46.0     $    39.9        15.4%

  30 days past due loans as a % of total                  2.3%          2.5%                        2.3%          2.5%

  Average loans                                    $     44.1    $     38.3          15.0%    $    41.5     $    37.3        11.4%

  Net write-off rate                                      4.6%          4.0%                        4.1%          4.3%

  Net finance charge revenue*/average loans               9.1%          8.8%                        9.0%          8.6%




(A) Computed on a trailing 12-month basis using equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.



* Computed on an annualized basis.

(Preliminary)



                              U.S. CARD SERVICES

                             STATEMENTS OF INCOME



(Millions)





                                                                               Quarters Ended

                                                 -------------------------------------------------------------------------

                                                 December 31,   September 30,     June 30,       March 31,    December 31,

                                                     2005           2005            2005           2005           2004

                                                 ------------   -------------   ------------   ------------   ------------


Revenues:

  Discount revenue, net card fees and other      $      2,397   $       2,224   $      2,225   $      2,051   $      2,127

  Cardmember lending:

       Finance charge revenue                             685             614            587            522            455

       Interest expense                                   200             156            140            120             96

                                                 ------------   -------------   ------------   ------------   ------------

           Net finance charge revenue                     485             458            447            402            359

  Securitization income, net                              295             353            296            316            325

                                                 ------------   -------------   ------------   ------------   ------------

        Total                                           3,177           3,035          2,968          2,769          2,811

                                                 ------------   -------------   ------------   ------------   ------------

Expenses:

  Marketing, promotion, rewards

      and cardmember services                           1,097           1,003            974            837            976

  Provision for losses                                    509             458            367            342            386

  Human resources and other operating expenses          1,038             936            917            872            950

                                                 ------------   -------------   ------------   ------------   ------------

        Total                                           2,644           2,397          2,258          2,051          2,312

                                                 ------------   -------------   ------------   ------------   ------------

Pretax segment income                                     533             638            710            718            499

Income tax provision                                      122             192            225            226            136

                                                 ------------   -------------   ------------   ------------   ------------

Segment income                                   $        411   $         446   $        485   $        492   $        363

                                                 ============   =============   ============   ============   ============


(Preliminary)



                              U.S. CARD SERVICES

                       SELECTED STATISTICAL INFORMATION



(Billions, except percentages and where indicated)





                                                                                       Quarters Ended

                                                        ---------------------------------------------------------------------------

                                                        December 31,    September 30,     June 30,       March 31,     December 31,

                                                            2005            2005            2005           2005            2004

                                                        ------------    -------------    -----------    -----------    ------------


Card billed business:                                   $         81    $          74    $        73    $        65    $         70

Total cards-in-force (millions):                                37.5             36.9           36.1           35.5            35.0

Basic cards-in-force (millions):                                27.7             27.2           26.5           26.1            25.7

Average quarterly basic cardmember spending (dollars)   $      2,945    $       2,765    $     2,769    $     2,506    $      2,734



U.S. Consumer Travel

    Travel sales                                        $        0.5    $         0.5    $       0.5    $       0.4    $        0.3

    Travel commissions and fees/sales                            8.4%             8.6%           8.8%           9.0%           10.3%



Worldwide Travelers Cheque and prepaid products:

   Sales                                                $        4.8    $         5.8    $       4.9    $       4.2    $        4.9

   Average outstanding                                  $        6.9    $         7.3    $       7.1    $       7.1    $        7.0

   Average investments                                  $        7.6    $         7.9    $       7.7    $       7.8    $        7.6

   Investment yield                                              5.1%             5.1%           5.2%           5.2%            5.4%

   Tax equivalent yield                                          7.9%             7.8%           8.0%           8.0%            8.3%



Total segment assets                                    $       74.0    $        65.1    $      60.9    $      57.7    $       58.3

Segment capital                                         $        5.1    $         4.9    $       4.5    $       4.4    $        4.5

Return on segment capital (A)                                   39.3%            40.0%          39.4%          39.5%           38.2%



Cardmember receivables:

  Total receivables                                     $       19.2    $        16.8    $      16.8    $      15.7    $       17.4

  90 days past due as a % of total                               1.8%             2.0%           2.0%           2.3%            2.0%

  Net loss ratio as a % of charge volume                        0.38%            0.30%          0.29%          0.25%           0.29%



Cardmember lending - owned basis:

  Total loans                                           $       24.8    $        22.4    $      20.9    $      18.7    $       19.6

  30 days past due loans as a % of total                         2.3%             2.4%           2.3%           2.6%            2.4%

  Average loans                                         $       23.2    $        20.9    $      20.3    $      19.2    $       18.1

  Net write-off rate                                             4.1%             3.6%           3.9%           3.9%            3.7%

  Net finance charge revenue*/average loans                      8.4%             8.7%           8.8%           8.4%            7.9%



Cardmember lending - managed basis:

  Total loans                                           $       46.0    $        43.0    $      41.6    $      39.2    $       39.9

  30 days past due loans as a % of total                         2.3%             2.4%           2.2%           2.5%            2.5%

  Average loans                                         $       44.1    $        42.3    $      40.3    $      39.3    $       38.3

  Net write-off rate                                             4.6%             3.8%           4.0%           4.1%            4.0%

  Net finance charge revenue*/average loans                      9.1%             9.2%           8.9%           8.9%            8.8%




(A) Computed on a trailing 12-month basis using equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.



* Computed on an annualized basis.

(Preliminary)



                INTERNATIONAL CARD & GLOBAL COMMERCIAL SERVICES

                             STATEMENTS OF INCOME



(Millions)





                                                     Quarters Ended                            Years Ended

                                                       December 31,                            December 31,

                                                 -----------------------   Percentage    -----------------------   Percentage

                                                    2005         2004       Inc/(Dec)       2005         2004       Inc/(Dec)

                                                 ----------   ----------   ----------    ----------   ----------   ----------


Revenues:

  Discount revenue, net card fees and other      $    2,156   $    2,103          2.4%   $    8,354   $    7,789          7.2%

  Cardmember lending:

       Finance charge revenue                           278          240         15.6         1,035          907         14.1

       Interest expense                                  94           78         21.1           351          267         30.7

                                                 ----------   ----------                 ----------   ----------

             Net finance charge revenue                 184          162         13.0           684          640          7.2

                                                 ----------   ----------                 ----------   ----------

        Total                                         2,340        2,265          3.2         9,038        8,429          7.2

                                                 ----------   ----------                 ----------   ----------

Expenses:

  Marketing, promotion, rewards

      and cardmember services                           321          312          2.2         1,269        1,130         12.2

  Provision for losses and benefits                     286          199         43.5         1,023          740         38.1

  Human resources and other operating expenses        1,430        1,518         (5.8)        5,597        5,443          2.9

                                                 ----------   ----------                 ----------   ----------

        Total                                         2,037        2,029          0.3         7,889        7,313          7.9

                                                 ----------   ----------                 ----------   ----------

Pretax segment income                                   303          236         27.9         1,149        1,116          3.1

Income tax provision                                     62           52         20.3           215          335        (35.3)

                                                 ----------   ----------                 ----------   ----------

Segment income                                   $      241   $      184         30.0    $      934   $      781         19.5

                                                 ==========   ==========                 ==========   ==========


(Preliminary)



                INTERNATIONAL CARD & GLOBAL COMMERCIAL SERVICES

                        SELECTED FINANCIAL INFORMATION



Quarters Ended December 31,

(Millions)





                                                                            Foreign Exchange

                                        GAAP Basis                     Services Reclassification      Managed Basis

                                    -----------------   Percentage    ---------------------------   -----------------   Percentage

                                     2005      2004      Inc/(Dec)        2005           2004        2005      2004      Inc/(Dec)

                                    -------   -------   ----------    ------------   ------------   -------   -------   ----------


Revenues:

  Discount revenue, net card fees

   and other                        $ 2,156   $ 2,103          2.4%   $         32   $         42   $ 2,188   $ 2,145          1.9%

  Cardmember lending:

       Finance charge revenue           278       240         15.6

       Interest expense                  94        78         21.1

                                    -------   -------

          Net finance charge

            revenue                     184       162         13.0

                                    -------   -------                 ------------   ------------   -------   -------

        Total                         2,340     2,265          3.2              32             42     2,372     2,307          2.7

                                    -------   -------                 ------------   ------------   -------   -------

Expenses:

  Marketing, promotion, rewards

   and cardmember services              321       312          2.2

  Provision for losses and

   benefits                             286       199         43.5

  Human resources and other

    operating expenses                1,430     1,518         (5.8)             32             42     1,462     1,560         (6.3)

                                    -------   -------                 ------------   ------------   -------   -------

        Total                         2,037     2,029          0.3    $         32   $         42   $ 2,069   $ 2,071         (0.2)

                                    -------   -------                 ------------   ------------   -------   -------

Pretax segment income                   303       236         27.9

Income tax provision                     62        52         20.3

                                    -------   -------

Segment income                      $   241   $   184         30.0

                                    =======   =======




The tables above reconcile the GAAP basis for certain income statement line items to the managed basis information, where different. The foreign exchange services reclassification reflects revenues earned related to the sale and purchase of foreign currencies for customers as part of the foreign exchange business. On a GAAP basis, these revenues are included with other foreign exchange items that are reflected in other operating expenses. Management views foreign exchange services as a revenue generating activity and makes operating decisions based upon that information. Accordingly, the managed

Selected Financial Information above for the quarters ended Decemeber 31, 2005 and 2004 assumes that the amounts earned are included in other revenue with a corresponding increase in other operating expenses.

(Preliminary)



                INTERNATIONAL CARD & GLOBAL COMMERCIAL SERVICES

                        SELECTED FINANCIAL INFORMATION



Years Ended December 31,

(Millions)





                                                                             Foreign Exchange

                                        GAAP Basis                      Services Reclassification      Managed Basis

                                    -----------------   Percentage     ---------------------------   -----------------   Percentage

                                     2005      2004      Inc/(Dec)         2005           2004        2005      2004      Inc/(Dec)

                                    -------   -------   ----------     ------------   ------------   -------   -------   ----------


Revenues:

  Discount revenue, net card fees

    and other                       $ 8,354   $ 7,789          7.2%    $        135   $        172   $ 8,489   $ 7,961          6.6%

  Cardmember lending:

       Finance charge revenue         1,035       907         14.1

       Interest expense                 351       267         30.7

                                    -------   -------

          Net finance charge

            revenue                     684       640          7.2

                                    -------   -------                  ------------   ------------   -------   -------

        Total                         9,038     8,429          7.2              135            172     9,173     8,601          6.6

                                    -------   -------                  ------------   ------------   -------   -------

Expenses:

  Marketing, promotion, rewards

   and cardmember services            1,269     1,130         12.2

  Provision for losses and

    benefits                          1,023       740         38.1

  Human resources and other

    operating expenses                5,597     5,443          2.9              135            172     5,732     5,615          2.1

                                    -------   -------                  ------------   ------------   -------   -------

        Total                         7,889     7,313          7.9     $        135   $        172   $ 8,024   $ 7,485          7.2

                                    -------   -------                  ------------   ------------   -------   -------

Pretax segment income                 1,149     1,116          3.1

Income tax provision                    215       335        (35.3)

                                    -------   -------

Segment income                      $   934   $   781         19.5

                                    =======   =======




The tables above reconcile the GAAP basis for certain income statement line items to the managed basis information, where different. The foreign exchange services reclassification reflects revenues earned related to the sale and purchase of foreign currencies for customers as part of the foreign exchange business. On a GAAP basis, these revenues are included with other foreign exchange items that are reflected in other operating expenses. Management views foreign exchange services as a revenue generating activity and makes operating decisions based upon that information. Accordingly, the managed

Selected Financial Information above for the years ended December 31, 2005 and

2004 assumes that the amounts earned are included in other revenue with a corresponding increase in other operating expenses.

(Preliminary)



                INTERNATIONAL CARD & GLOBAL COMMERCIAL SERVICES

                        SELECTED FINANCIAL INFORMATION



Quarters Ended

(Millions)





                                                                                                  Foreign Exchange

                                                                GAAP Basis                   Services Reclassification

                                                 ------------------------------------   ------------------------------------

                                                 September 30,   June 30,   March 31,   September 30,   June 30,   March 31,

                                                     2005          2005       2005          2005          2005       2005

                                                 -------------   --------   ---------   -------------   --------   ---------


Revenues:

  Discount revenue, net card fees and other      $       2,067   $  2,134   $   1,997   $          36   $     36   $      31

  Cardmember lending:

       Finance charge revenue                              259        251         247

       Interest expense                                     88         86          83

                                                 -------------   --------   ---------

          Net finance charge revenue                       171        165         164

                                                 -------------   --------   ---------   -------------   --------   ---------

        Total                                            2,238      2,299       2,161              36         36          31

                                                 -------------   --------   ---------   -------------   --------   ---------

Expenses:

  Marketing, promotion, rewards

      and cardmember services                              310        328         310

  Provision for losses and benefits                        270        239         228

  Human resources and other operating expenses           1,333      1,469       1,365              36         36          31

                                                 -------------   --------   ---------   -------------   --------   ---------

        Total                                            1,913      2,036       1,903   $          36   $     36   $      31

                                                 -------------   --------   ---------   -------------   --------   ---------

Pretax segment income                                      325        263         258

Income tax provision                                        71         26          56

                                                 -------------   --------   ---------

Segment income                                   $         254   $    237   $     202

                                                 =============   ========   =========




                                                              Managed Basis

                                                 ------------------------------------

                                                 September 30,   June 30,   March 31,

                                                     2005          2005       2005

                                                 -------------   --------   ---------


Revenues:

  Discount revenue, net card fees and other      $       2,103   $  2,170   $   2,028

  Cardmember lending:

       Finance charge revenue

       Interest expense



          Net finance charge revenue

                                                 -------------   --------   ---------

        Total                                            2,274      2,335       2,192

                                                 -------------   --------   ---------

Expenses:

  Marketing, promotion, rewards

      and cardmember services

  Provision for losses and benefits

  Human resources and other operating expenses           1,369      1,505       1,396

                                                 -------------   --------   ---------

        Total                                    $       1,949   $  2,072   $   1,934

                                                 -------------   --------   ---------

Pretax segment income

Income tax provision



Segment income




The tables above reconcile the GAAP basis for certain income statement line items to the managed basis information, where different. The foreign exchange services reclassification reflects revenues earned related to the sale and purchase of foreign currencies for customers as part of the foreign exchange business. On a GAAP basis, these revenues are included with other foreign exchange items that are reflected in other operating expenses. Management views foreign exchange services as a revenue generating activity and makes operating decisions based upon that information. Accordingly, the managed

Selected Financial Information above for the quarters ended September 30,

2005, June 30, 2005 and March 31, 2005 assumes that the amounts earned are included in other revenue with a corresponding increase in other operating expenses.

(Preliminary)



                INTERNATIONAL CARD & GLOBAL COMMERCIAL SERVICES

                       SELECTED STATISTICAL INFORMATION



(Billions, except percentages and where indicated)





                                                       Quarters Ended                            Years Ended

                                                        December 31,                             December 31,

                                                   ----------------------    Percentage     ----------------------    Percentage

                                                      2005         2004       Inc/(Dec)        2005         2004       Inc/(Dec)

                                                   ---------    ---------    ----------     ---------    ---------    ----------


Card billed business:                              $      45    $      41          10.2%    $     168    $     148          13.4%

Total cards-in-force (millions):                        22.7         21.6           5.0          22.7         21.6           5.0

Basic cards-in-force (millions):                        18.0         17.2           4.7          18.0         17.2           4.7

Average basic cardmember spending (dollars)        $   2,534    $   2,387           6.1%    $   9,641    $   8,610          12.0%



Global Corporate & International Consumer Travel

 Travel sales                                      $     4.7    $     5.0          (6.2)%   $    18.8    $    18.4           1.6%

 Travel commissions and fees/sales                       8.4%         9.1%                        8.6%         9.0%



International banking

 Total loans                                       $     7.1    $     6.9           3.5%    $     7.1    $     6.9           3.5%

 Private banking holdings                          $    20.3    $    18.6           9.5%    $    20.3    $    18.6           9.5%



Total segment assets                               $    51.7    $    47.9           8.0%    $    51.7    $    47.9           8.0%

Segment capital                                    $     4.1    $     3.8           8.5%    $     4.1    $     3.8           8.5%

Return on segment capital (A)                           24.1%        22.0%                       24.1%        22.0%



Cardmember receivables:

 Total receivables                                 $    14.5    $    13.7           6.0%    $    14.5    $    13.7           6.0%

 90 days past due as a % of total                        1.3%         1.5%                        1.3%         1.5%

 Net loss ratio as a % of charge volume                 0.18%        0.21%                       0.21%        0.19%



Cardmember lending - owned basis:

 Total loans                                       $     8.3    $     7.3          13.2%    $     8.3    $     7.3          13.2%

 30 days past due loans as a % of total                  2.8%         2.3%                        2.8%         2.3%

 Average loans                                     $     7.8    $     7.0          12.5%    $     7.4    $     6.7          11.1%

 Net write-off rate                                      4.4%         4.5%                        4.7%         5.2%

 Net finance charge revenue*/average loans               9.4%         9.4%                        9.3%         9.6%




(A) Computed on a trailing 12-month basis using equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.



* - Computed on an annualized basis.

(Preliminary)



                INTERNATIONAL CARD & GLOBAL COMMERCIAL SERVICES

                             STATEMENTS OF INCOME



(Millions)





                                                                                 Quarters Ended

                                                   --------------------------------------------------------------------------

                                                   December 31,   September 30,     June 30,       March 31,    December 31,

                                                       2005           2005            2005           2005           2004

                                                   ------------   -------------   ------------   ------------   -------------


Revenues:

  Discount revenue, net card fees and other        $      2,156   $       2,067   $      2,134   $      1,997   $       2,103

  Cardmember lending:

    Finance charge revenue                                  278             259            251            247             240

    Interest expense                                         94              88             86             83              78

                                                   ------------   -------------   ------------   ------------   -------------

      Net finance charge revenue                            184             171            165            164             162

                                                   ------------   -------------   ------------   ------------   -------------

    Total                                                 2,340           2,238          2,299          2,161           2,265

                                                   ------------   -------------   ------------   ------------   -------------

Expenses:

  Marketing, promotion, rewards

    and cardmember services                                 321             310            328            310             312

  Provision for losses and benefits                         286             270            239            228             199

  Human resources and other operating expenses            1,430           1,333          1,469          1,365           1,518

                                                   ------------   -------------   ------------   ------------   -------------

    Total                                                 2,037           1,913          2,036          1,903           2,029

                                                   ------------   -------------   ------------   ------------   -------------

Pretax segment income                                       303             325            263            258             236

Income tax provision                                         62              71             26             56              52

                                                   ------------   -------------   ------------   ------------   -------------

Segment income                                     $        241   $         254   $        237   $        202   $         184

                                                   ============   =============   ============   ============   =============


(Preliminary)



                INTERNATIONAL CARD & GLOBAL COMMERCIAL SERVICES

                       SELECTED STATISTICAL INFORMATION



(Billions, except percentages and where indicated)





                                                                                     Quarters Ended

                                                     ------------------------------------------------------------------------------

                                                     December 31,    September 30,      June 30,        March 31,      December 31,

                                                         2005            2005             2005            2005             2004

                                                     ------------    -------------    ------------    ------------    -------------


Card billed business:                                $         45    $          42    $         42    $         39    $          41

Total cards-in-force (millions):                             22.7             22.2            22.0            21.7             21.6

Basic cards-in-force (millions):                             18.0             17.6            17.5            17.2             17.2

Average quarterly basic cardmember

  spending (dollars)                                 $      2,534    $       2,384    $      2,449    $      2,275    $       2,387



Global Corporate & International Consumer Travel

  Travel sales                                       $        4.7    $         4.4    $        5.1    $        4.6    $         5.0

  Travel commissions and fees/sales                           8.4%             8.6%            8.8%            8.4%             9.1%



International banking

  Total loans                                        $        7.1    $         6.9    $        7.0    $        7.0    $         6.9

  Private banking holdings                           $       20.3    $        20.2    $       19.8    $       18.9    $        18.6



Total segment assets                                 $       51.7    $        51.0    $       49.7    $       48.5    $        47.9

Segment capital                                      $        4.1    $         3.8    $        3.9    $        3.8    $         3.8

Return on segment capital (A)                                24.1%            23.3%           22.9%           22.3%            22.0%



Cardmember receivables:

  Total receivables                                  $       14.5    $        15.2    $       14.7    $       14.4    $        13.7

  90 days past due as a % of total                            1.3%             1.2%            1.3%            1.4%             1.5%

  Net loss ratio as a % of charge volume                     0.18%            0.24%           0.20%           0.22%            0.21%



Cardmember lending - owned basis:

  Total loans                                        $        8.3    $         7.5    $        7.2    $        7.1    $         7.3

  30 days past due loans as a % of total                      2.8%             2.8%            2.7%            2.8%             2.3%

  Average loans                                      $        7.8    $         7.3    $        7.1    $        7.2    $         7.0

  Net write-off rate                                          4.4%             5.0%            4.8%            4.3%             4.5%

  Net finance charge revenue*/average loans                   9.4%             9.3%            9.3%            9.2%             9.4%




(A) Computed on a trailing 12-month basis using equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.



* - Computed on an annualized basis.

(Preliminary)



                      GLOBAL NETWORK & MERCHANT SERVICES

                             STATEMENTS OF INCOME



(Millions)





                                                         Quarters Ended                           Years Ended

                                                          December 31,                            December 31,

                                                     ----------------------    Percentage    ----------------------    Percentage

                                                        2005         2004       Inc/(Dec)       2005         2004       Inc/(Dec)

                                                     ---------    ---------    ----------    ---------    ---------    ----------


Revenues:

  Discount revenue, fees and other                   $     745    $     703           6.0%   $   2,842    $   2,639           7.8%

                                                     ---------    ---------                  ---------    ---------

Expenses:

  Marketing and promotion                                  141          105          34.8          604          389          55.2

  Provision for losses                                      13           14          (7.3)          66           (2)             #

  Human resources and other operating expenses             349          373          (6.7)       1,302        1,348          (3.3)

                                                     ---------    ---------                  ---------    ---------

    Total                                                  503          492           2.1        1,972        1,735          13.7

                                                     ---------    ---------                  ---------    ---------

Pretax segment income                                      242          211          15.0          870          904          (3.7)

Income tax provision                                        83           77           8.6          306          330          (6.8)

                                                     ---------    ---------                  ---------    ---------

Segment income                                       $     159    $     134          18.7    $     564    $     574          (1.9)

                                                     =========    =========                  =========    =========




# - Denotes a variance of more than 100%.

(Preliminary)



                      GLOBAL NETWORK & MERCHANT SERVICES

                       SELECTED STATISTICAL INFORMATION



(Billions, except percentages and where indicated)





                                                       Quarters Ended                           Years Ended

                                                        December 31,                            December 31,

                                                   ----------------------    Percentage    ----------------------    Percentage

                                                      2005         2004       Inc/(Dec)       2005         2004       Inc/(Dec)

                                                   ---------    ---------    ----------    ---------    ---------    ----------


Global Card billed business (A)                    $     132    $     116          14.8%   $     484    $     416          16.4%



Global Network & Merchant Services:

  Total segment assets                             $     4.5    $     3.9          15.6%   $     4.5    $     3.9          15.6%

  Segment capital                                  $     1.3    $     1.1          19.8%   $     1.3    $     1.1          19.8%

  Return on segment capital (B)                         48.4%        55.8%                      48.4%        55.8%



Global Network Services:

  Card billed business:                            $       7    $       5          33.5%   $      24    $      18          35.6%

  Total cards-in-force (millions):                      10.8          8.8          23.2%        10.8          8.8          23.2%




(A) Global Card billed business includes activities related to proprietary cards, cards issued under Network partnership agreements, cash advances on proprietary cards and certain insurance fees charged on proprietary cards.



(B) Computed on a trailing 12-month basis using equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.

(Preliminary)



                      GLOBAL NETWORK & MERCHANT SERVICES

                             STATEMENTS OF INCOME



(Millions)





                                                                                     Quarters Ended

                                                     -----------------------------------------------------------------------------

                                                     December 31,    September 30,      June 30,       March 31,      December 31,

                                                         2005            2005             2005           2005             2004

                                                     ------------    -------------    ------------   ------------    -------------


Revenues:

  Discount revenue, fees and other                   $        745    $         716    $        718   $        663    $         703

                                                     ------------    -------------    ------------   ------------    -------------

Expenses:

  Marketing and promotion                                     141              167             131            165              105

  Provision for losses                                         13               19              17             17               14

  Human resources and other operating expenses                349              316             326            311              373

                                                     ------------    -------------    ------------   ------------    -------------

    Total                                                     503              502             474            493              492

                                                     ------------    -------------    ------------   ------------    -------------

Pretax segment income                                         242              214             244            170              211

Income tax provision                                           83               73              90             60               77

                                                     ------------    -------------    ------------   ------------    -------------

Segment income                                       $        159    $         141    $        154   $        110    $         134

                                                     ============    =============    ============   ============    =============


(Preliminary)



                      GLOBAL NETWORK & MERCHANT SERVICES

                       SELECTED STATISTICAL INFORMATION



(Billions, except percentages and where indicated)





                                                                                   Quarters Ended

                                                   ------------------------------------------------------------------------------

                                                   December 31,    September 30,      June 30,        March 31,      December 31,

                                                       2005            2005             2005            2005             2004

                                                   ------------    -------------    ------------    ------------    -------------


Global Card billed business (A)                    $        132    $         122    $        121    $        109    $         116



Global Network & Merchant Services:

  Total segment assets                             $        4.5    $         4.5    $        4.7    $        4.6    $         3.9

  Segment capital                                  $        1.3    $         1.2    $        1.1    $        1.1    $         1.1

  Return on segment capital (B)                            48.4%            48.7%           53.5%           53.2%            55.8%



Global Network Services:

  Card billed business:                            $          7    $           6    $          6    $          5    $           5

  Total cards-in-force (millions):                         10.8              9.9             9.2             8.9              8.8




(A) Global Card billed business includes activities related to proprietary cards, cards issued under Network partnership agreements, cash advances on proprietary cards and certain insurance fees charged on proprietary cards.



(B) Computed on a trailing 12-month basis using equity capital allocated to segments based upon specific business operational needs, risk measures and regulatory capital requirements.